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Exhibit 10.22

THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR A VALID EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

THIS DEBENTURE IS SUBJECT TO THE PROVISIONS OF THAT CERTAIN DEBENTURE PURCHASE AGREEMENT, DATED AS OF DECEMBER 19, 2001. A COPY OF THAT AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

7% SUBORDINATED CONVERTIBLE DEBENTURE

$	December , 2001

        FOR VALUE RECEIVED, the undersigned, 3D Systems Corporation, a Delaware corporation (hereinafter referred to as the "Company"), hereby promises to pay to                        , a                         ("Purchaser"), to the extent not previously redeemed or converted in accordance with the terms hereof, the principal sum of                        dollars ($            ) and to pay interest on the outstanding principal balance of this Debenture (this "Debenture") in accordance with Section 3 hereof.

        1.    Purchase Agreement.    This Debenture is one of the Debentures issued pursuant to the Debentures Purchase Agreement dated as of December 19, 2001 (the "Purchase Agreement"), among the Company, Purchaser and the other purchasers identified on Schedule I thereof. The Purchaser is entitled to the benefits of the Purchase Agreement to which reference is hereby made for a statement of all applicable terms and conditions. All capitalized terms, unless otherwise defined herein, shall have the meanings ascribed to them in the Purchase Agreement.

        2.    Maturity Date.    To the extent not converted or redeemed, the Company agrees to pay the principal amount of the indebtedness evidenced hereby on December 31, 2006 (the "Maturity Date").

        3.    Interest.

        The principal amount of this Debenture from time to time outstanding shall bear interest at the rate of seven percent (7%) per annum (the "Coupon Rate") from the date hereof and continuing until the payment in full.

        Interest shall be payable quarterly in arrears on January 2, April 1, July 1 and October 1 of each year, beginning on January 2, 2002 or, in the case of any redemption or conversion, the date of such redemption or conversion as provided for under the Purchase Agreement. Interest payable shall be paid, at the option of the Company, either (i) in lawful money of the United States of America and in immediately available funds or (ii) by increasing the outstanding principal balance of this Debenture by the amount of interest payable to the Purchaser by the Company. Accrued and unpaid interest payable at the Maturity Date or any Redemption Date or Conversion Date shall be paid only in lawful money of the United States of America and in immediately available funds.

        4.    Method of Payment.    Payments shall be made in the manner specified in Section 2.5 of the Purchase Agreement.

        6.    Subordination.    The rights of the holder of this Debenture are subordinated in accordance with the provisions of Article VII of the Purchase Agreement.

        7.    Events of Default.    Upon and after the occurrence of an Event of Default, as defined in the Article VI of the Purchase Agreement, this Debenture may, as provided in the Purchase Agreement, and without presentment, demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

        8.    Redemption.    This Debenture is redeemable at a price equal to 107% of the outstanding principal amount the Debenture in accordance with the provisions of Section 2.2 of the Purchase Agreement.

        9.    Conversion.    This Debenture is convertible at a per share conversion price of $12.00, subject to certain adjustment, in accordance with the provisions of Sections 2.3 and 2.4 of the Purchase Agreement.

        10.    Governing Law.    This Debenture shall be interpreted, governed by and construed in accordance with, the laws of the State of California, without regard to its conflict of laws principles.

        IN WITNESS WHEREOF, the undersigned has executed this Debenture as of the day and year first written above.

3D SYSTEMS CORPORATION

By:
Name: Title:

2

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  Exhibit 10.22